UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 12, 2013

StemCells, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19871	94-3078125
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7707 Gateway Blvd, Suite 140, Newark, California		94560
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	510.456.4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On February 12, 2013, StemCells, Inc. (the "Company") issued a press release with an update on the first patient cohort in the Company's Phase I/II clinical study in chronic spinal cord injury. The patients in the first cohort, consisting of three AIS A patients, have completed the study and twelve-month data from this cohort continued to demonstrate a favorable safety profile for the product and procedure and showed that the gains in sensory function observed in two of the three patients at the six-month assessment have persisted. The third patient remains stable. One of the patients in the cohort has converted from a complete injury assessment (AIS A) to an incomplete injury assessment (AIS B).

A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 Press Release, dated February 12, 2013, announcing twelve-month data on the first patient cohort in the Company's clinical study of HuCNS-SC cells in spinal cord injury.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

StemCells, Inc.

February 13, 2013	By:	/s/ Kenneth Stratton

Name: Kenneth Stratton
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated February 12, 2013